UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 7, 2005
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.
     Apartment Investment and Management Company (“Aimco”) announces that Tom Herzog, Aimco’s Executive Vice President and Chief Financial Officer, will speak at the Wachovia Real Estate Securities Conference on Wednesday, December 7, 2005 at 2:30 p.m. Eastern time. Mr. Herzog’s presentation will be Webcast by Wachovia at http://www.wsw.com/webcast/wa30/aimco. Aimco will also make available the Webcast link and the written materials that accompany his presentation: http://www.aimco.com/CorporateInformation/About/Presentations. The written presentation is also furnished herewith as Exhibit 99.1. The information contained on Aimco’s website is not incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished with this report:

	Exhibit Number	Description

	99.1	Apartment Investment and Management Company Presentation —
Wachovia Real Estate Securities Conference December 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: December 7, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

Exhibit Number	Description

99.1	Apartment Investment and Management Company Presentation —
Wachovia Real Estate Securities Conference December 2005